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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 24, 2006




                               COGNEX CORPORATION
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             (Exact name of registrant as specified in its charter)



                Massachusetts                0-17869            04-2713778
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     (State or other jurisdiction of     (Commission      (I.R.S. Employer
      incorporation or organization)     File Number)    Identification No.)


                                One Vision Drive
                        Natick, Massachusetts 01760-2059
          (Address, including zip code, of principal executive offices)


                                 (508) 650-3000
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02       Results of Operations and Financial Condition

On April 24, 2006, Cognex Corporation issued a news release to report its financial results for the first quarter ended April 2, 2006. The release is furnished as Exhibit 99.1 hereto. The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.


Item 9.01       Financial Statements and Exhibits

(c) Exhibits


Exhibit No.     Description
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99.1            News release, dated April 24, 2006, by Cognex Corporation







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COGNEX CORPORATION

Dated: April 24, 2006                    By: /s/ Richard A. Morin
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                                         Richard A. Morin
                                         Senior Vice President of Finance,
                                         Chief Financial Officer and Treasurer